CONSTRUCTION PERMITS PURCHASE AGREEMENT
                     ---------------------------------------

         THIS CONSTRUCTION PERMITS PURCHASE AGREEMENT (this "Agreement") is made as of October 13, 2005 between Dean M. Mosely, an individual residing in the State of Louisiana ("Seller") and Longfoot Communications Corp., a Delaware corporation ("Buyer").

                                    Recitals
                                    --------

         A. Seller is the permittee and owner of the following low power television station construction permits ("Construction Permits") pursuant to certain authorizations issued by the Federal Communications Commission (the "FCC"):

         K38IH {Facility ID No. 126615), Winslow, AZ (File No.
BNPTTL-20000828AJK)

         W51DP (Facility ID No. 127428), Gladstone, MI (File Number:
BNPTTL-20000830AHQ)

         K46IA (Facility ID No. 127477), Big Sky, MT (File Number:
BNPTTL-20000830AIG) A copy of the Construction Permits is attached hereto as Exhibit A.

         B. Pursuant to the terms and subject to the conditions set forth in this Agreement, Seller desires to sell and Buyer desires to purchase and secure the assignment of the Construction Permits. Agreement

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable considerations, the parties hereby agree as follows:

1.       SALE AND PURCHASE.
         -----------------

         Subject to the terms and conditions hereof, on the Closing date, Seller shall sell, transfer, convey, assign and deliver to Buyer, free and clear of liens, claims and encumbrances, and Buyer shall purchase the Construction Permits).

2.       NO LIABILITIES ASSUMED BY BUYER.
         -------------------------------

         Except as provided in this Agreement, no liabilities will be assumed by Buyer, and Seller shall transfer and deliver the Asset free and clear of obligations.

                                        1                           Exhibit 10.4

3.       PURCHASE PRICE.
         --------------

         A. The consideration to be paid to Seller for the transfer and conveyance of the Construction Permits shall be the sum of Thirty-five Thousand Dollars ($35,000) (the "Purchase Price"), payable by Buyer by wire transfer of immediately available funds or cashier's check at Closing (defined below).

         B. Within three (3) business days of the date of this Agreement, Buyer shall deposit the sum of Eight Thousand Dollars ($7,000) (the "Deposit") with Wiley Rein & Fielding LLP (the "Escrow Agent"), pursuant to an Escrow Agreement (the "Escrow Agreement") of even date herewith among Buyer, Seller and the Escrow Agent. At Closing, the Deposit shall be disbursed to Seller and applied to the Purchase Price. The parties shall each instruct the Escrow Agent to disburse the Deposit to the party entitled thereto and shall not, by any act or omission, delay or prevent any such disbursement.

         C. The Deposit shall be released to Seller in the event that this Agreement is terminated due to a material breach by Buyer or Buyer's failure or refusal to close on the Closing date, all conditions to Buyer's obligation to close having been satisfied or waived. The parties agree that actual damages are indeterminable or difficult to measure. Therefore, such payment to Seller shall constitute liquidated damages as Seller's sole and exclusive remedy for such breach. Such payment is not intended to be, and is not, a penalty for breach of this Agreement. The Deposit shall be returned to Buyer if this Agreement is terminated for any other reason.


4.       REPRESENTATIONS AND WARRANTIES OF SELLER.
         ----------------------------------------

         Seller hereby represents and warrants to Buyer as follows:

         A. Seller has the power to execute, deliver and perform this Agreement and the documents to be executed by it pursuant hereto.

         B. This Agreement constitutes, and when executed and delivered at Closing, any related documents will constitute valid and binding agreements of Seller, enforceable in accordance with their respective terms. Neither the execution and delivery of this Agreement and the documents contemplated hereby, nor the consummation by Seller of the transactions contemplated hereby conflicts with or constitutes a default under any material contract, commitment, understanding, arrangement, agreement or restriction of any kind to which Seller is a party or by which Seller is bound.

         C. Seller is the sole and valid holder of the Construction Permits. The Construction Permits upon Closing will not be subject to any lien, claim or encumbrance of any kind.

         D.       There  are  no  claims,   actions,   suits,   proceedings   or
investigations pending or, to Seller's knowledge, threatened against, or otherwise affecting the transactions contemplated hereby

















                                        2                           Exhibit 10.4
at law or in equity or before any federal, state, municipal or other governmental authority.

         E. Seller is in compliance in all material respects with all rules and regulations of the FCC and any other pertinent governmental authorities with respect to the Construction Permits. Seller has no knowledge of any non-compliance with any applicable laws, rules or regulations relating in any material respect to the operation and conduct of the business of Seller with respect to the Construction Permits.


5.       REPRESENTATIONS AND WARRANTIES OF BUYER.
         ---------------------------------------

         Buyer hereby represents and warrants to Seller as follows:

         A. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and is authorized to do business in the state of California. Buyer has the power to execute, deliver and perform this Agreement and the documents to be executed by it pursuant hereto.

         B. The execution, delivery and performance of this Agreement and the documents to be executed pursuant hereto has been duly authorized by Buyer, and prior to Closing, Buyer shall deliver to Seller a true and correct copy of such authorization duly and validly adopted by Buyer (which authorization shall not have been modified, revoked or rescinded in any respect prior to and will be in full force and effect at Closing).

         C. This Agreement constitutes, and when executed and delivered at Closing, any related documents will constitute valid and binding agreements of Buyer, enforceable in accordance with their respective terms. Neither the execution and delivery of this Agreement and the documents contemplated hereby, nor the consummation by Buyer of the transactions contemplated hereby conflicts with or constitutes a default under any governing documents of Buyer or any other material contract, commitment, understanding, arrangement, agreement or restriction of any kind to which Buyer is a party or by which Buyer is bound.

         D. Buyer is qualified in accordance with the rules and regulations of the FCC and the Communications Act of 1934, as amended, to acquire the Construction Permits and, between the date of this Agreement and Closing, will take no action that would cause it not to be qualified to acquire the Construction Permits.

         E.       There  are  no  claims,   actions,   suits,   proceedings   or
investigations pending or, to Buyer's knowledge, threatened against, or otherwise affecting the transactions contemplated hereby at law or in equity or before any federal, state, municipal or other governmental authority.

         F. Buyer has involved no broker in this transaction. Seller shall not be subject to a finder's fee or other such payment in respect to this purchase as a result of any acts of Buyer.








                                        3                           Exhibit 10.4

         G. This transaction is not contingent on Buyer's ability to secure appropriate financing.

6.       FCC APPLICATION.
         ---------------

         Seller and Buyer each shall use its best efforts to obtain all necessary consents and approvals from any governmental agency, third party or other entity to the consummation of the transaction contemplated hereby and to the assignment of the Construction Permits to Buyer. Within five (5) business days of the date of this Agreement, the parties shall file with the FCC an application for consent to the assignment of the Construction Permits from Seller to Buyer. Each party shall bear its own costs and expenses (including the fees and disbursements of its counsel) in connection with the preparation of the portion of such application to be prepared by it and in connection with the processing of the application. All filing fees (if any) paid to the FCC shall be borne equally by Buyer and Seller. Seller and Buyer shall diligently prosecute such FCC assignment application, promptly provide the other with a copy of any pleading, order or other document served on it relating to such application and furnish all information required by the FCC with respect to such application.

7.       CLOSING CONDITIONS.
         ------------------

         All obligations of Buyer and Seller hereunder are subject to the accuracy of the representations and warranties of the other party as of the Closing date and to fulfillment by the other party of each of the following conditions at or prior to Closing. If a condition requires performance by a party, the other party may waive compliance with such condition in writing at or prior to Closing, except that the condition of FCC approval may not be waived. Each party shall use its best efforts to fulfill each of the conditions applicable to it.

         Following are the conditions precedent to Closing:

         A. Seller SHALL deliver to Buyer an Assignment of the Construction Permits and any other instruments of conveyance, transfer and assignment as shall be reasonably necessary to vest in Buyer good and marketable title in and to the Construction Permits free and clear of all liens, claims and encumbrances, except as set forth in this Agreement or otherwise accepted in writing by Buyer.

         B. The FCC shall have granted (by initial order) its consent to assignment of the Construction Permits from Seller to Buyer.

         C. Buyer shall pay the Purchase Price in the manner described herein.

         D.       The   representations  and  warranties  of  Seller  and  Buyer
contained herein shall be true and correct in all material respects on the date of Closing.








                                        4                           Exhibit 10.4

         E. Both parties shall have performed in all material respects all of their respective obligations and agreements and complied with all the covenants and conditions contained in this Agreement to be performed or complied with on or before the date of Closing.

8.       CLOSING.
         -------

         The consummation of the sale and purchase of the Construction Permits pursuant to this Agreement (the "Closing") shall take place within ten (10) days after the date the FCC has granted its consent to assignment of the Construction Permits from Seller to Buyer and such grant has become Final (defined below), or, at Buyer's option, within ten (10) business days after the date the FCC has granted such consent by initial order. If such FCC consents have not been obtained within six (6) months of the date of this Agreement, then either party shall have the right to unilaterally terminate this Agreement by giving written notice of such termination to the other party. Notwithstanding the foregoing, a party may not terminate this Agreement under this Section if such party is responsible for the failure of the FCC to approve the assignment application within said six (6) month period. As used herein, "Final" means that action shall have been taken by the FCC (including action duly taken by the FCC's staff, pursuant to delegated authority) which shall not have been reversed, stayed, enjoined, set aside, annulled or suspended; with respect to which no timely request for stay, petition for rehearing, appeal or certiorari or sua sponte action of the FCC with comparable effect shall be pending; and as to which the time for filing any such request, petition, appeal, certiorari or for the taking of any such sua sponte action by the FCC shall have expired or otherwise terminated.

9.       ENTIRE AGREEMENT.
         ----------------

         This Agreement, including any exhibits hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified, amended or terminated except by written agreement signed by all the parties hereto.

10.      GOVERNING LAW.
         -------------

         This Agreement shall be governed, construed, and enforced in accordance with the laws of the State of California without giving effect to the choice of law provisions thereof.

11.      NOTICES.
         -------

         Any notice pursuant to this Agreement shall be in writing and shall be deemed delivered on the date of personal delivery or confirmed facsimile transmission or confirmed delivery by a nationally recognized overnight courier service, or on the third day after prepaid mailing by certified U.S. mail, return receipt requested, and shall be addressed as follows (or to such other address as any party may request by written notice):






                                        5                           Exhibit 10.4

              To Seller:      Dean M. Mosely
                              295 Turnley Road
                              P.O. Box 3042
                              Jena, LA 71342
                              Facsimile No.: 318.992.7676

              Copy to:        Wiley Rein & Fielding LLP
                              1776 K Street, N.W.
                              Washington, D.C. 20006
                              Attention: Brian A. Johnson/Jessica N. Rosenthal Facsimile No.: 202.719.7049

              To Buyer:       Longfoot Communications Corp.
                              914 Westwood Blvd., Suite 809
                              Los Angeles, CA 90024
                              Facsimile No.: 323.822.0019

              Copy to:        Dan J. Alpert
                              The Law Office of Dan J. Alpert
                              2120 North 21" Road
                              Arlington, VA 22201
                              Facsimile No.: 703.243.8692

12.      ASSIGNMENT.
         ----------

         This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Seller and Buyer. Notwithstanding the foregoing, the rights under this Agreement may not be assigned by, either party without the prior written consent of the other party. No assignment shall relieve a party of its obligations under this Agreement.

13.      COUNTERPARTS.
         ------------

         This Agreement may be signed in any number of counterparts with the same effect as if the signature on each such counterpart were upon the same instrument.

14.      TIME IS OF THE ESSENCE.
         ----------------------

         Time is of the essence for this Agreement.

15.      NON-DISCLOSURE.
         --------------

         If for any reason the sale of Asset pursuant to this Agreement does not close, Buyer will not disclose to third parties any confidential information received from Seller in the course of investigating, negotiating and performing the transactions contemplated by this Agreement.









                                        6                           Exhibit 10.4

            SIGNATURE PAGE TO CONSTRUCTION PERMITS PURCHASE AGREEMENT
            ---------------------------------------------------------

         IN WITNESS WHEREOF, THE PARTIES HERETO HAVE SIGNED THIS AGREEMENT: AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE.




SELLER:                           Dean M. Mosely, an individual



BUYER:                            LONGFOOT COMMUNICATIONS CORP.

                                  /s/ ARTHUR T.LYONS
                                  ---------------------------------
                                  ARTHUR T.LYONS
                                  Title: PRESIDENT







































                                        7                           Exhibit 10.4

                                    EXHIBIT A

                       Attach copy of Construction Permits
























































                                        8                           Exhibit 10.4